                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            SECURITY TAX-EXEMPT FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                            SECURITY TAX-EXEMPT FUND
                            TO BE HELD APRIL 24, 1998
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE STOCKHOLDERS OF
   - SECURITY TAX-EXEMPT FUND

   Notice is hereby given that a special meeting of the stockholders of Security Tax-Exempt Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on April 24, 1998 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. To approve a Sub-Advisory Contract, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC, and Salomon Brothers Asset Management Inc.

   2. To approve amendment of the Fund's Articles of Incorporation changing the Fund's name to Security National Muni Bond Fund.

   3. To consider a change in the Fund's fundamental policies to increase the percentage of Fund assets that may be invested in the securities of a single issuer.

   4. To approve a Class A Distribution Plan, as exhibited in the attached proxy statement.

   5. Contingent upon approval of Proposal No. 4, to approve an amendment to the Investment Advisory Contract between Security Management Company, LLC and the Fund to amend the limit on annual Fund expenses.

   6. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of the Fund has fixed the close of business on February 25, 1998, as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SECURITY TAX-EXEMPT FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                       Security Tax-Exempt Fund,
                                                                      AMY J. LEE
                                                                       Secretary

Topeka, Kansas
February ____, 1998
--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND AS EARLY AS POSSIBLE.

SDI 608 (R2-98)                                                      46-06081-02

SECURITY TAX-EXEMPT FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                 SPECIAL MEETNG OF STOCKHOLDERS, APRIL 24, 1998
                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Security Tax-Exempt Fund (the "Fund") and is revocable by timely submission to the Secretary of the Fund of another proxy or of notice of revocation in proper written form, or by voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of Security Tax-Exempt Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies are expected to be mailed on or about March 6, 1998.

                                VOTING SECURITIES

   Only stockholders of record at the close of business on February 25, 1998 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Fund was as follows: __________ Class A shares and __________ Class B shares, all of which are common stock of the Fund of the par value of $0.25 per share. Each share is entitled to one vote. Approval of the Sub-Advisory Contract, Proposal No. 1, approval of the name change, Proposal No. 2, and approval of the amended fundamental policy, Proposal No. 3, will require the affirmative majority vote of the outstanding shares of the common stock of the Fund. Approval of the Class A Distribution Plan, Proposal No. 4 and approval of the amendment of the Investment Advisory Contract, Proposal No. 5, will require the affirmative majority vote of the outstanding Class A shares of the common stock of the Fund. A "majority vote" is defined as the vote of either 67 percent or more of voting securities present at the meeting in person or by proxy, or more than 50 percent of the outstanding voting securities, whichever is less. With respect to Proposal No. 2, a majority vote is defined as the affirmative vote of a majority of the Fund's outstanding voting securities. The Class A and Class B shares of the Fund will be voted together on Proposal Nos. 1, 2 and 3 due to the commonality of the interest of the two classes of shares with respect to that proposal. Only Class A shares will vote on Proposal Nos. 4 and 5.

--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 TO A SHAREHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO AMY LEE, SECRETARY OF THE FUND, BY WRITING THE FUND AT 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

--------------------------------------------------------------------------------
                                                     CLASS OF SHAREHOLDERS
PROPOSAL                                                ENTITLED TO VOTE
--------------------------------------------------------------------------------
1.  Approval of Sub-Advisory Contract           Class A and Class B shareholders
2.  Approval of Name Change                     Class A and Class B shareholders
3.  Approval of Fundamental Policy Amendment    Class A and Class B shareholders
4.  Approval of Class A Distribution Plan       Class A shareholders only
5.  Approval of Amendment of the Investment
      Advisory Contract                         Class A shareholders only
--------------------------------------------------------------------------------

   The presence, in person or by proxy, of more than 50 percent of the outstanding shares of the Fund or, with respect to Proposal Nos. 4 and 5, the Class A shares, will be sufficient to establish a quorum for the conduct of business at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposals before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting. An abstention on any proposal, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

   In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

                                 PROPOSAL NO. 1
                 APPROVAL OF A SUB-ADVISORY CONTRACT BETWEEN SMC
                   AND SALOMON BROTHERS ASSET MANAGEMENT INC.

   The Fund's stockholders are asked to approve a sub-advisory agreement between SMC and Salomon Brothers Asset Management Inc. ("Salomon" or the "Sub-Adviser"). If this Proposal No. 1 is approved by the stockholders, Salomon will provide sub-advisory services to the Fund pursuant to a sub-advisory contract between SMC and Salomon (the "Sub-Advisory Contract"). The Fund's Board of Directors, including a majority of the disinterested Directors, approved the Sub-Advisory Contract at a meeting held on February 6, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   The Investment Manager has served as investment adviser of the Fund since its inception in accordance with the terms of an Investment Advisory Contract dated October 7, 1983, as amended (the "Advisory Contract"). The Advisory Contract was approved initially by shareholders on April 24,

1984 and has not been submitted to shareholders for approval since that date. The contract was renewed by directors of the Fund (including a majority of directors who are not parties to the contract or interested persons of any such party) on February 6, 1998. The Advisory Contract will continue in effect until May 1, 1999, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Advisory Contract, the Investment Manager furnishes the Fund with investment research and advice and an investment program, including decisions regarding which securities to purchase and sell and what portion of assets to hold uninvested. In addition, the Investment Manager arranges for the purchase and sale of securities and other investments held by the Fund and provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the Securities and Exchange Commission. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1997.

   For its services, the Investment Manager receives from the Fund a fee equal to .50 percent of the average net assets of the Fund, computed daily and payable monthly. The Investment Manager received from the Fund advisory fees of $115,812 during the year ended December 31, 1997.

   The Advisory Contract provides that the aggregate annual expenses of every character, exclusive of brokerage commissions, interest, taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class B Distribution Plan, but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to one percent of the Fund's average daily net assets. The Investment Manager agrees to contribute such funds to the Fund or to waive such portion of its compensation as may be necessary to insure that total annual expenses will not exceed this amount.

   The Advisory Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager. The Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   The Investment Manager also serves as the Fund's administrative and transfer agent. For those services, the Investment Manager received from the Fund $20,846 and $15,105, respectively, during the year ended December 31, 1997.

                         PROPOSED SUB-ADVISORY CONTRACT

   On behalf of the Fund, SMC proposes to enter into a sub-advisory contract ("Sub-Advisory Contract") with Salomon, a form of which is attached hereto as Exhibit "A". The Sub-Advisory Contract was proposed by SMC and was unanimously approved by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on February 6, 1998. SMC proposed the Sub-Advisory Contract because it believes that the Sub-Adviser had expertise with respect to municipal securities that would be valuable in managing the Fund's investments.

   Under the Sub-Advisory Contract, the Sub-Adviser will furnish the Fund with investment research and advice in connection with the Fund's investment in securities and will effect purchases and sales of portfolio securities, subject to the policies and control of the Board of Directors and the supervision of SMC. For its services, the Sub-Adviser will receive from SMC an annual fee equal to

 .22 percent of the average daily closing value of the net assets of the Fund, computed on a daily basis and payable monthly. Under the terms of the Sub-Advisory Contract, the Sub-Adviser is not subject to any liability to the Fund or the Investment Manager connected with any services rendered under the Sub-Advisory Contract except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of a breach of its duties under the Sub-Advisory Contract.

   The Sub-Adviser has agreed to pay its expenses in connection with providing the sub-advisory services, including any expenses associated with preparing reports for the Fund's Board of Directors and expenses of travel by employees of the Sub-Adviser in connection with such reports as well as any expenses that it may incur in communicating with SMC.

   Approval of the Sub-Advisory Contract will not increase or decrease any fee or expense paid by the Fund or its stockholders because all fees under the Sub-Advisory Contract are paid by SMC. The fees earned by SMC for providing advisory services to the Fund will be reduced, however, by the amount paid to the Sub-Adviser pursuant to the Sub-Advisory Contract.

   During the fiscal year ended December 31, 1997, the Fund paid SMC a total of $115,812 for services provided under the Advisory Contract. If the Sub-Advisory Contract had been in effect during the 1997 fiscal year, SMC would have paid the Sub-Adviser $50,957 for services provided under that contract.

   It is expected that the Sub-Advisory Contract will become effective on May 1, 1998, provided that on the Meeting date it is approved by the holders of a majority of the outstanding voting securities of the Fund. The contract will continue in force until May 1, 1999, and from year to year thereafter, provided such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the Sub-Advisory Contract or interested persons of any such party). The Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by either party or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the Fund. The Sub-Advisory Contract will automatically terminate in the event of the termination of the Advisory Contract between SMC and the Fund or in the event of its assignment.

   In recommending the approval of the Sub-Advisory Contract to the stockholders of the Fund, the Board of Directors considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature and quality of the services to be provided to the Fund; (2) the fairness of the compensation of the Sub-Adviser; (3) the financial soundness of the Sub-Adviser to render all necessary services to the Fund; (4) comparative industry advisory fee structures and expense ratios for the Fund including, specifically, the relationship of the proposed advisory fee rates to those typically charged similar mutual funds; (5) the performance of a similar portfolio managed by the Sub-Adviser; and (6) the total fees paid by the Fund, including 12b-1 plan fees. The Board gave equal weight to each of the above factors when considering approval of the contract. Based on the considerations above, the Board believes that (a) Salomon has the expertise to provide high-quality services to the Fund; (b) the advisory fee rates paid by the Fund and paid by SMC under the Sub-Advisory Contract are fair, and similar to those typically charged similar mutual funds; (c) the financial soundness of Salomon is sufficient for Salomon to render all necessary services to be provided under the Sub-Advisory Contract; and (d) approval of the Sub-Advisory Contract will not change the total fees paid by the Fund because SMC pays all fees under the Sub-Advisory Contract.

   The Board of Directors of the Fund unanimously recommends approval of the Sub-Advisory Contract by a vote in favor of Proposal No. 1. In the event that the proposed contract is not approved, the Board of Directors will meet to consider whether to present another sub-advisory contract for approval or to have SMC continue to provide such advisory services.

                           THE PROSPECTIVE SUB-ADVISER

   Salomon is located at Seven World Trade Center, New York, New York 10048. The Sub-Adviser is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. which is wholly owned by Salomon Smith Barney Holdings Inc. which, in turn, is wholly owned by Travelers Group Inc. The Sub-Adviser and its affiliates provide a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, including various investment companies. As of October 31, 1997, the Sub-Adviser and such affiliates managed approximately $26.6 billion of assets.

   The principal occupations, and positions with Salomon, of the principal executive officer and each director of Salomon are as follows:

---------------------------------------------------------------------------------------
NAME AND ADDRESS         PRINCIPAL OCCUPATION                POSITIONS WITH SUB-ADVISER
---------------------------------------------------------------------------------------
Irving Brilliant*        Director of Salomon Brothers        President and Director
7 World Trade Center     Inc. and Director and Portfolio
New York, NY 10048       Manager of Sub-Adviser

B. Alexander Gaguine     Fund-raising and electoral          Director
834 Walnut Avenue        campaign consultant
Santa Cruz, CA 95060

Rosalind A. Kochman      Administrator and Counsel,          Director
1301 Avenue J            Brooklyn Eye Surgery Center
Brooklyn, NY 11230

Irving Sonnenschein      Partner in the law firm of          Director
10 Columbus Circle       Sonnenschein, Sherman & Deutsch
New York, NY 10019
---------------------------------------------------------------------------------------
*Principal executive officer
---------------------------------------------------------------------------------------

   No officer or director of the Fund is an officer, employee or director of the Sub-Adviser. No officer or director of the Fund owns any securities of, or has any other material direct or indirect interest in, the Sub-Adviser or any of its affiliates. No director of the Fund has any direct or indirect material interest in any material transactions since January 1, 1997, or in any material proposed transactions, to which the Sub-Adviser, any parent or subsidiary of the Sub-Adviser, or any subsidiary of the parent of such entities was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Contract with respect to the composition of the Board of Directors of the Fund or of the Sub-Adviser, or with respect to the selection or appointment of any person to any office of either such company.

   The Sub-Adviser acts as adviser for the portfolios of registered investment companies with investment objectives similar to the Fund's investment objective of seeking as high a level of interest income exempt from federal income taxes as is consistent with preservation of stockholders' capital.

Set forth below are the names of such funds, together with information concerning the funds' net assets and the fees paid to the Sub-Adviser for its services.

------------------------------------------------------------------------------------------
               RELATIONSHIP      NET ASSETS AS        ANNUAL RATE OF       FEE WAIVERS OR
FUND NAME     OF SUB-ADVISER      OF 12-31-97          COMPENSATION        REIMBURSEMENTS
------------------------------------------------------------------------------------------
                                  $__________      ____% of net assets          None

                                  $__________      ____% of net assets          None
------------------------------------------------------------------------------------------

                                 PROPOSAL NO. 2
             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                            TO CHANGE THE FUND'S NAME

   The Fund's Board of Directors approved amendment of the Articles of Incorporation to change the Fund's name to Security National Muni Bond Fund. The Board approved the change at its meeting of February 6, 1998, in connection with a proposed change in the Fund's investment policies. The Board of Directors determined that this change in investment policy, which would eliminate the requirement that the Fund invest 80 percent of its assets in tax-exempt securities that are also exempt from the alternative minimum tax, could be made only if it changed the Fund's name for the reasons discussed below.

   The staff of the Securities and Exchange Commission ("SEC") takes the position that if a fund's name implies that its distributions will be exempt from federal income tax, it should have a fundamental policy requiring that during periods of normal market conditions, the fund will (1) invest its assets so that 80 percent of income will be tax-exempt, or (2) invest at least 80 percent of its assets in tax-exempt securities. The SEC staff considers that securities or income are "tax-exempt" only if they are also exempt from alternative minimum tax. The Board of Directors proposes to change the Fund name and amend its investment policies to allow investment in tax-exempt securities that may be subject to the alternative minimum tax.

   The Board of Directors believes that investment in private activity bonds, which are subject to the alternative minimum tax, would be beneficial for the Fund in light of the increased yields that may be available from investing in such securities. The Board determined that the flexibility to invest in private activity bonds was in the best interests of the Fund and its shareholders. The Board noted, however, that the Fund would no longer be appropriate for, or at a minimum could be less attractive to, its shareholders who are subject to alternative minimum tax. Based on the foregoing considerations, the Board of Directors determined that changing the name of the Fund is in the best interests of the Fund and its shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE CHANGE OF THE FUND'S NAME.

                                 PROPOSAL NO. 3
                    APPROVAL OF CHANGE IN FUNDAMENTAL POLICY

   The Board of Directors proposes to amend the Fund's fundamental investment policies to increase the percentage of the Fund's total assets which may be invested in any one issuer. The proposed amendment would permit the Fund greater flexibility to invest in securities considered by the Investment Manager or, if Proposal No. 1 is approved, the Sub-Adviser, to present attractive investment opportunities. Under the amended policy, the fund would be limited, with respect to 75 percent of its total assets, to investing no more than 5 percent of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25 percent of the Fund's assets.

   The Fund's current fundamental investment policy No. 8 is as follows:

8. Not to invest more than 5% of its total assets in the securities of any one issuer, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   As amended, the Fund's fundamental policy would read as follows:

8. Not to purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   By allowing the Fund to invest a significantly larger portion of its assets in the securities of a single issuer, this proposed change in fundamental policy, while consistent with the Fund's status under applicable law as a "diversified" investment company, could cause the Fund's net asset value per share to be more affected by changes in the value of, and developments with respect to, the securities of a single issuer or a smaller number of issuers. The Board of Directors, however, believes that the advantages of this change outweigh the risks. The Sub-Adviser recommended the proposed change in fundamental policy to provide more flexibility in managing the Fund's portfolio. This change would allow the Sub-Adviser to invest more that 5 percent of the Fund's assets (up to 25 percent) in a single security. As a result, the Sub-Adviser could elect to reduce the number of portfolio securities it monitors, or take a larger position in a security that the Sub-Adviser believes is attractive with respect to yield and duration. Such positions may make it easier to achieve the duration that the Sub-Adviser believes is appropriate for the Fund and also may allow the Sub-Adviser to anchor the portfolio's yield by taking a larger position in a security with attractive yield and call features. The Board of Directors, after consideration of the increased potential risks and potential benefits associated with this change, determined that the proposed change in fundamental investment policy is in the best interests of the Fund and its shareholders.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL NO. 3.

                                 PROPOSAL NO. 4
                     APPROVAL OF A CLASS A DISTRIBUTION PLAN

   The  holders  of the  Fund's  Class A shares  are asked to  approve a Class A
Distribution Plan (the "Plan") a form of which is attached hereto as Exhibit "B". If this Proposal No. 4 is approved by the Class A stockholders, the Plan will be implemented effective May 1, 1998. The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreement (the "Independent Directors"), approved the Class A Distribution Plan at a meeting held on February 6, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S CLASS A STOCKHOLDERS VOTE FOR APPROVAL OF THE CLASS A DISTRIBUTION PLAN.

   The Plan provides that the Fund will pay the Fund's principal underwriter and distributor, Security Distributors, Inc. (the "Distributor"), a distribution fee charged against the assets of the Fund's Class A shares. The distribution fee is an amount equal to 0.25 percent on an annual basis of the average daily net assets of the Fund's Class A shares, calculated daily and payable monthly. The distribution fee is to finance activities which are, or may be deemed to be primarily intended to result in the sale of Fund shares. The Distributor currently uses its own funds to engage in such activities, and the distribution fees would supplement these expenditures and in some instances may replace such expenditures. The distribution fees may be used to pay for the following distribution-related activities: (1) preparation, printing and distribution of the Prospectus and Statement of Additional Information in connection with the offering of shares to the public; (2) printing of additional copies of reports and other shareholder communications for use by the Distributor as sales literature; (3) preparation, printing and distribution of any other sales literature used in connection with the offering of Fund shares to the public;
(4) expenses incurred in advertising, promoting and selling shares of the Fund to the public; (5) service fees to securities dealers for answering shareholder inquiries, recordkeeping and similar services; and (6) expenses incurred in promoting shares of the Fund to securities dealers, including the costs of preparation of materials for presentations to dealers, travel expenses, costs of entertainment and other similar expenses.

   The Plan requires the Distributor to provide for review by the Board of Directors quarterly reports of how distribution fees were spent during the preceding quarter. The Plan provides that the Distributor must submit for Board approval each year a budget outlining proposed distribution-related activities to be financed under the Plan during the upcoming fiscal year.

   The Plan states that it may not be amended to increase materially the amounts to be paid by the Fund thereunder without the approval of a majority of the Fund's outstanding Class A voting securities, and all material amendments are required to be approved by the Board of Directors of the Fund, including a majority of Independent Directors, cast in person at a meeting called for that purpose. The Plan may be terminated at any time by vote of a majority of Independent Directors or by a majority vote of the outstanding Class A voting securities. In the event the Plan is terminated, it provides that distribution fees paid to the Distributor up to the date of termination would be retained by the Distributor, and any expenses incurred by the Distributor in excess of those fees would be the sole responsibility of the Distributor.

   While the Plan is in effect, the selection and nomination of Independent Directors of the Fund must be committed to the discretion of the Independent Directors.

   The Board of Directors recommends approval of the Class A Distribution Plan primarily based upon the Directors' belief that the Plan is necessary for the Fund to be competitive and to attract and retain assets. The Directors anticipate that distribution fees would be used primarily to pay service fees to broker/dealers to obtain certain administrative services for the Fund's Class A stockholders. Those administrative services may include processing new account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. Payment of service fees has become standard in the mutual fund industry, and the Board believes that because the Fund does not have a Distribution Plan, many securities dealers assume that such service fees are not available with respect to the Fund and that dealers will not be paid for providing ongoing services to Fund shareholders. As a result, many such dealers may elect to make available to their customers mutual funds that have distribution plans in place, rather than the Fund. It is important to note that although many dealers assume that service fees are not available, the Investment Manager currently pays a service fee to securities dealers generally equal to 0.25 percent of the aggregate net asset value of the dealer's Class A accounts opened after July 31, 1990. As a result, if the Plan is adopted, the expense of service fees currently borne by SMC will be paid by the Distributor from the Fund's distribution fees.

   The Directors also considered whether SMC would be willing to pay service fees to securities dealers in the future. They noted that if the proposed Sub-Advisory Contract were adopted, the Investment Manager's expense of managing the Fund would increase by approximately the amount of sub-advisory fees paid to Salomon. As a result, the Directors concluded that the Investment Manager might by less willing to pay service fees in the future.

   In addition to the considerations discussed above, the Board considered the benefits of having available distribution fees for additional promotional activities. The Fund's assets were approximately $25 million as of December 31, 1997 and have been at that asset level since approximately December 31, 1994. The Board believes that those distribution fees could be used to promote the Fund and the new Sub-Adviser and potentially to increase assets. An increase in net assets may afford the adviser additional flexibility in managing the Fund, management of which is sometimes complicated by its small asset size. Increased assets also may ultimately result in lower per share expenses for the Fund. The Directors, however, considered that the immediate effect of the Plan, if adopted, would be an increase in Fund expenses in the amount of 0.25 of one percent of the Fund's aggregate net assets attributable to Class A shares on an annual basis. The Operating and Expense Table below reflects the effect of the distribution fee on the Fund's expenses.

                     TRANSACTION AND OPERATING EXPENSE TABLE
----------------------------------------------------------------------------------------------------------
                                                                                 PRO FORMA       CURRENT
CLASS A SHAREHOLDER TRANSACTION EXPENSES                                        EXPENSES(1)    EXPENSES(2)
----------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)........................................     4.75%         4.75%
Maximum Sales Load Imposed on Reinvested Dividends............................     None          None
Deferred Sales Load (as a percentage of original purchase price or redemption
   proceeds, whichever is lower)..............................................     None(3)       None(3)
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
Management Fees...............................................................     0.50%         0.50%
12b-1 Fees....................................................................     0.25%         0.00%
Other Expenses (after expense reimbursement)..................................     0.33%         0.33%
                                                                                   ----          ----
Total Fund Operating Expenses (after expense reimbursement)...................     1.08%         0.83%
                                                                                   ====          ====
EXAMPLE

You would pay the following expenses on a               1 Year................     $ 58          $ 56
$1,000 investment, assuming (1) 5 percent               3 Years...............       80            73
annual return and (2) redemption at the end             5 Years...............      104            91
of each time period                                    10 Years...............      173           145
----------------------------------------------------------------------------------------------------------
(1)  If the Class A Distribution Plan were adopted and the expense limitation were amended as discussed in
     Proposal  Nos. 4 and 5, the Fund's  expenses for its Class A shares would be as set forth above as of
     December 31, 1997.

(2)  The Fund's  current  expenses as of December 31, 1997,  assuming no change in the Fund's  expenses or expense limitation.

(3)  Purchases  of Class A shares in amounts of  $1,000,000  or more are not  subject to an initial  sales load;  however, a contingent deferred sales charge of 1 percent is imposed in the event of redemption within one year of purchase.
----------------------------------------------------------------------------------------------------------

   After consideration of the potential benefits and detriments of the Plan, and noting its continuing duty to monitor the success of the Plan in attracting and retaining Fund assets in connection with the required annual consideration of the Plan, the Board of Directors determined that adoption of the Plan was reasonably likely to benefit the Fund and its shareholders.

                                 PROPOSAL NO. 5
                APPROVAL OF AN AMENDMENT TO THE ADVISORY CONTRACT

   NOTE: CONSIDERATION OF PROPOSAL NO. 5 IS CONTINGENT UPON CLASS A STOCKHOLDER APPROVAL OF PROPOSAL NO. 4. IF PROPOSAL NO. 4 IS NOT APPROVED BY CLASS A STOCKHOLDERS, PROPOSAL NO. 5 WILL NOT BE PRESENTED FOR CONSIDERATION AT THE MEETING, AND ANY VOTES IN FAVOR OF PROPOSAL NO. 5 WILL BE NULL AND VOID WITH NO LEGAL EFFECT.

   The Board of Directors proposes to amend the Advisory Contract, which is discussed under "Existing Investment Advisory Contract," page 2. Under the Advisory Contract, the Investment Manager has agreed to reimburse the Fund or to waive such portion of its compensation as may be necessary to insure that the Fund's total annual expenses do not exceed an amount equal to one percent of the Fund's average daily net assets. For purposes of this expense limit, total annual expenses do not include brokerage commissions, interest, taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class B Distribution Plan. The Board of Directors proposes also to exclude fees paid under the Fund's proposed Class A Distribution Plan. The combined effect of this amendment, if approved, and adoption of the Class A Distribution Plan would be to increase the Fund's total expenses by 0.25 percent of the Fund's average daily net assets attributable to its Class A shares. See the "Transaction and Operating Expense Table" above.

   The Board of Directors determined that amendment of the Advisory Contract's expense limit was appropriate in light of its recommendation of approval of the Class A Distribution Plan. The Directors considered that the expense limitation was imposed originally to limit the level of the Fund's operating expenses, and that the expense of a Distribution Plan was not contemplated in setting that limit. The Advisory Contract is proposed to be amended by deleting paragraph 5.(b) and replacing it with the following (new language is underlined):

   For each of the Fund's full fiscal years during the term of this Agreement, the Management Company guarantees that the aggregate annual expenses of every character (exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees paid under the Fund's CLASS A AND Class B Distribution PlanS, but inclusive of the Management Company's compensation, incurred by the Fund shall not exceed an amount equal to one percent of the average net assets of the Fund for the year, such net assets to be calculated on a daily basis. The Management Company agrees, on a monthly basis, to contribute to the Fund such funds or to waive such portion of its fee as may be necessary to insure that such aggregate annual expenses will not exceed said amount. If this Agreement shall be effective for only a portion of one of the Fund's fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund shall not be deemed to be expenses within the meaning of this paragraph (b).

   THE BOARD OR DIRECTORS RECOMMENDS THAT THE FUND'S CLASS A STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ADVISORY CONTRACT.

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   Security  Distributors,  Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas
66636-0001, is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of Security Benefit Group, Inc. which is a wholly-owned subsidiary of Security Benefit Life Insurance Company ("SBL"). The Investment Manager is also a wholly-owned subsidiary of SBL. For the fiscal year ended December 31, 1997, the Fund paid $2,561 in sales commissions to SDI.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS*                 PRINCIPAL OCCUPATION                             POSITION WITH SMC              POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank**                President and Managing Member                    President and Managing         Vice President
                                  Representative of SMC                            Member Representative

John D. Cleland                   Senior Vice President and Managing               Senior Vice President          President and
                                  Member Representative of SMC                     and Managing Member            Director
                                                                                   Representative

Donald A. Chubb, Jr.              Business broker, Griffith & Blair                None                           Director
2222 SW 29th Street               Realtors
Topeka, KS 66611

Donald L. Hardesty                President, Central Research Corporation          None                           Director
900 NationsBank Tower
Topeka, KS 66603

Penny A. Lumpkin                  Vice President, Palmer News, Inc.                None                           Director
3616 Canterbury Town Road
Topeka, KS 66610

Mark L. Morris, Jr.               President, Mark Morris Associates                None                           Director
5500 SW 7th Street                (Veterinary Research and Education)
Topeka, KS 66606

Maria Fiorini Ramirez             President and Chief Executive Officer,           None                           Director
One Liberty Plaza, 46th Floor     Maria Fiorini Ramirez, Inc.
New York, NY 10006

Mark E. Young                     Vice President, SMC; Assistant Vice              Vice President                 Vice President
                                  President, Security Benefit Group, Inc.
                                  and Security Benefit Life Insurance Company

Jane A. Tedder                    Vice President and Senior Economist, SMC;        Vice President                 Vice President
                                  Vice President, Security Benefit Group, Inc.
                                  and Security Benefit Life Insurance Company

Amy J. Lee                        Secretary, SMC; Vice President, Associate        Secretary                      Secretary
                                  General Counsel and Assistant Secretary,
                                  Security Benefit Group, Inc. and Security
                                  Benefit Life Insurance Company

Brenda M. Harwood                 Assistant Vice President and Treasurer,
                                  SMC; Assistant Vice President, Security
                                  Benefit Group, Inc. and Security Benefit
                                  Life Insurance Company

Christopher D. Swickard           Assistant Secretary, SMC; Assistant Vice
                                  President and Assistant Counsel, Security
                                  Benefit Group, Inc. and Security Benefit
                                  Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
 *All located at 700 Harrison, Topeka, KS 66636 unless otherwise noted
**Principal executive officer
------------------------------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following chart shows the shares of common stock of the Fund beneficially owned by directors and executive officers of the Fund.

--------------------------------------------------------------------------------
                                  NUMBER OF SHARES
                                BENEFICIALLY OWNED AS
NAME AND POSITION*              OF DECEMBER 31, 1997         PERCENTAGE OF CLASS
--------------------------------------------------------------------------------
                                 CLASS A      CLASS B        CLASS A     CLASS B
                                 -------      -------        -------     -------
Penny A. Lumpkin, Director        591.484      None           0.271%       None

All directors and executive
officers as a group             27979.824      None           1.284%       None
--------------------------------------------------------------------------------
*No director or "named  executive  officer" of the Fund  beneficially  owned any shares of common stock of the Fund as of December 31, 1997, except as shown in the above chart.
--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held.

                                  OTHER MATTERS

   The audited financial statements of the Fund are found in the Annual Report for the fiscal year ended December 31, 1997, which was mailed to stockholders on or about February ____, 1998.

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                       Security Tax-Exempt Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT


   THIS AGREEMENT is made and entered into on this ____ day of February, 1998 between SECURITY MANAGEMENT COMPANY, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and SALOMON BROTHERS ASSET MANAGEMENT INC. (the "Subadviser"), a New York corporation registered under the Investment Advisers Act.

                                   WITNESSETH:

   WHEREAS, Security Tax-Exempt Fund (the "Fund"), a Kansas corporation, is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

   WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

   WHEREAS, the Adviser desires to retain the Subadviser as subadviser for the Fund to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

   NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

   1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Fund subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments.

   2. DUTIES OF SUBADVISER.

      (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in its prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board to purchase, hold and sell investments for the account of the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

      (b) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Fund's Board to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, the Fund or the Fund's Board providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

      (c) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); PROVIDED, HOWEVER, the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction receives the express written approval of the Adviser.

          The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Fund with a copy of such Code of Ethics.

      (d) BOOKS AND RECORDS. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request, including telecopy, during any business day.

      (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the Investments of the Fund.

          The  Subadviser  will also  provide such  information  or perform such additional acts as are customarily performed by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

      (f)  CUSTODY  ARRANGEMENTS.   The  Subadviser  shall  provide  the  Fund's
   custodian, on each business day with information relating to all transactions concerning the Fund's assets.

      (g) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of the Fund's Board and the Adviser, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act, the rules thereunder, and all other applicable federal and state laws and regulations.

          In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that it might not so qualify in the future.

          The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of the Fund, (ii) the By-Laws of the Fund and (iii) the Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission.

      (h) VOTING OF PROXIES. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

   3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

   4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, an annual fee equal to 0.22 percent of the average daily closing value of the net assets of the Fund, computed on a daily basis and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Subadviser's compensation for said year shall be prorated for such portion. For purposes of this paragraph 4, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's Prospectus. Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible after the end of each month.

   5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its duties under this Agreement without the approval of the Adviser and the Fund's Board.

   6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

      (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

      (c) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

      (d) The Subadviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

      (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

      (f) This Agreement is a valid and binding agreement of the Subadviser;

      (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

   7. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

      (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

      (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

      (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

      (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

      (e) This Agreement is a valid and binding agreement of the Adviser;

      (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

   8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 7 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

   9. LIABILITY AND INDEMNIFICATION.

      (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

      (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

   10. DURATION AND TERMINATION.

      (a) DURATION. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to the Fund if specifically approved each year by either (i) the Board of Directors of the Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to the Fund must be approved by the vote of a majority of the Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

      (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

          (i) By vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

          (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

          (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

          (iv) By the Subadviser upon 180 days written notice to the Adviser and the Fund.

      This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

   11. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

   12. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to the Fund shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

   13. CONFIDENTIALITY. Subject to the duties of the Adviser, the Fund and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

   14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

      (a) If to the Subadviser:

          Salomon Brothers Asset Management Inc.
          7 World Trade Center
          New York, New York 10048
          Attention:  _________________________
          Facsimile:  (212) 783-3601

      (b) If to the Adviser:

          James R. Schmank
          President
          Security Management Company, LLC
          700 SW Harrison
          Topeka, Kansas 66636-0001
          Attention:  James R. Schmank
          Facsimile:  (785) 431-3080

      (c) If to Security Tax-Exempt Fund:

          Amy J. Lee
          Secretary
          Security Tax-Exempt Fund
          700 SW Harrison
          Topeka, Kansas 66636-0001
          Attention:  Amy J. Lee, Secretary
          Facsimile:  (785) 431-3080

   15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

   16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

   17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

   18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

   19. CERTAIN DEFINITIONS.

      (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

      (b) MISCELLANEOUS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY MANAGEMENT COMPANY, LLC

                                          By:
                                              ----------------------------------
                                          Name:   James R. Schmank
                                          Title:  President


                                          Attest:
                                                  ------------------------------
                                          Name:   Amy J. Lee
                                          Title:  Secretary


                                          SALOMON BROTHERS ASSET MANAGEMENT INC.

                                          By:
                                                  ------------------------------
                                          Name:
                                          Title:


                                          Attest:
                                                  ------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT B

                            SECURITY TAX-EXEMPT FUND
                                     CLASS A
                                DISTRIBUTION PLAN

1. THE PLAN. This Distribution Plan (the "Plan"), provides for the financing by Security Tax-Exempt Fund (the "Fund") of activities which are, or may be deemed to be, primarily intended to result in the sale of class A shares of the Fund (hereinafter called "distribution-related activities"). The principal purpose of this Plan is to enable the Fund to supplement expenditures by Security Distributors, Inc., the Distributor of its shares (the "Distributor") for distribution-related activities. This Plan is intended to comply with the requirements of Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act").

    The Board of Directors, in considering whether the Fund should implement the Plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes.

    In voting to approve the implementation of the Plan, the Directors have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

2.  COVERED EXPENSES.

    (a) The Fund may make payments under this Plan, or any agreement relating to the implementation of this Plan, in connection with any activities or expenses primarily intended to result in the sale of class A shares of the Fund, including, but not limited to, the following distribution-related activities:

         (i) Preparation, printing and distribution of the Prospectus and Statement of Additional Information and any supplement thereto used in connection with the offering of the Fund's shares to the public;

         (ii) Printing of additional copies for use by the Distributor as sales literature, of reports and other communications which were prepared by the Fund for distribution to existing shareholders;

         (iii) Preparation, printing and distribution of any other sales literature used in connection with the offering of the Fund's shares to the public;

         (iv) Expenses incurred in advertising, promoting and selling shares of the Fund to the public;

         (v) Any fees paid by the Distributor to securities dealers who have executed a Dealer's Distribution Agreement with the Distributor for account maintenance and personal service to shareholders of the Fund (a "Service Fee");

         (vi) Commissions to sales personnel for selling shares of the Fund and interest expenses related thereto; and

         (vii) Expenses incurred in promoting sales of shares of the Fund by securities dealers, including the costs of preparation of materials for presentations, travel expenses, costs of entertainment, and other expenses incurred in connection with promoting sales of Fund shares by dealers.

    (b) Any payments for distribution-related activities shall be made pursuant to an agreement. As required by the Rule, each agreement relating to the implementation of this Plan shall be in writing and subject to approval and termination pursuant to the provisions of Section 7 of this Plan. However, this Plan shall not obligate the Fund or any other party to enter into such agreement.

3. AGREEMENT WITH DISTRIBUTOR. All payments to the Distributor pursuant to this Plan shall be subject to and be made in compliance with a written agreement between the Fund and the Distributor containing a provision that the Distributor shall furnish the Fund with quarterly written reports of the amounts expended and the purposes for which such expenditures were made, and such other information relating to such expenditures or to the other distribution-related activities undertaken or proposed to be undertaken by the Distributor during such fiscal year under its Distribution Agreement with the Fund as the Fund may reasonably request.

4. DEALER'S DISTRIBUTION AGREEMENT. The Dealer's Distribution Agreement (the "Agreement") contemplated by Section 2(a)(v) above shall permit payment of Service Fees to securities dealers by the Distributor only in accordance with the provisions of this paragraph and shall have the approval of the majority of the Board of Directors of the Fund, including the affirmative vote of a majority of those Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Independent Directors"), as required by the Rule. The Distributor may pay to the other party to any such Agreement a Service Fee for distribution and marketing services provided by such other party. Such Service Fee shall be payable (a) for the first year, initially, in an amount equal to .25 percent annually of the aggregate net asset value of the shares purchased by such other party's customers or clients, and (b) for each year thereafter, quarterly, in arrears in an amount equal to such percentage (not in excess of .000685 percent per day or .25 percent annually) of the aggregate net asset value of the shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor. The distribution and marketing services contemplated hereby shall include, but are not limited to, answering inquiries regarding the Fund, account designations and addresses, maintaining the investment of such other party's customers or clients in the Fund and similar services. In determining the extent of such other party's assistance in maintaining such investment by its customers or clients, the Distributor may take into account the possibility that the shares held by such customer or client would be redeemed in the absence of such fee.

5. LIMITATIONS ON COVERED EXPENSES. The basic limitation on the expenses incurred by the Fund under Section 2 of this Plan (including Service Fees) in any fiscal year of the Fund shall be one-quarter of one percent (.25%) of the Fund's average daily net assets for such fiscal year. The payments to be paid pursuant to this Plan shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

6. INDEPENDENT DIRECTORS. While this Plan is in effect, the selection and nomination of Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of the Independent Directors.

7. EFFECTIVENESS, CONTINUATION, TERMINATION AND AMENDMENT. This Plan and each Agreement relating to the implementation of this Plan shall go into effect when approved.

    (a) By vote of the Fund's Directors, including the affirmative vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan or the Agreement;

    (b) By a vote of holders of at least a majority of the outstanding voting securities of the Class A shares of the Fund; and

    (c) Upon the effectiveness of an amendment to the Fund's registration statement, reflecting this Plan, filed with the Securities and Exchange Commission under the Securities Act of 1933.

    This Plan and any Agreements relating to the implementation of this Plan shall, unless terminated as hereinafter provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by vote of the Fund's Directors, including the affirmative vote of a majority of its Independent Directors, cast in person at a meeting called for the purpose of voting on such continuance. This Plan and any Agreements relating to the implementation of this Plan may be terminated, in the case of the Plan, at any time or, in the case of any agreements upon not more than sixty (60) days' written notice to any other party to the Agreement by vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of the Class A shares of the Fund. Any Agreement relating to the implementation of this Plan shall terminate automatically in the event it is assigned. Any material amendment to this Plan shall require approval by vote of the Fund's Directors, including the affirmative vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendment and, if such amendment materially increases the limitations on expenses payable under the Plan, it shall also require approval by a vote of holders of at least a majority of the outstanding voting securities of the Class A shares of the Fund. As applied to the Class A shares of the Fund the phrase "majority of the outstanding voting securities" shall have the meaning specified in Section 2(a) of the 1940 Act.

    In the event this Plan should be terminated by the shareholders or Directors of the Fund, the payments paid to the Distributor pursuant to the Plan up to the date of termination shall be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments will be the sole responsibility of the Distributor.

8. RECORDS. The Fund shall preserve copies of this Plan and any related Agreements and all reports made pursuant to Section 3 hereof, for a period of not less than six (6) years from the date of this Plan, the first two years in an easily accessible place.

                                            SECURITY TAX-EXEMPT FUND

Date:                                       By:
     ---------------------------------         ---------------------------------

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


     PROXY SERVICES
     P.O. BOX 9156
     FARMINGDALE, NY 11735


                            SECURITY TAX-EXEMPT FUND
                         Special Meeting of Shareholders
                                 April 24, 1998

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and Donald L. Hardesty, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of Security Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on April 24, 1998, at the Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SECURITY TAX-EXEMPT FUND


For address  changes and/or  comments,  please check      [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                          FOR  AGAINST  ABSTAIN

1.  Approval of the  Sub-Advisory  Contract  between
    SMC and Salomon Brothers Asset Management Inc.        [  ]   [  ]    [  ]

2.  Approval  of the  amendment  to the  Articles of
    Incorporation  to  change  the  Fund's  name  to
    Security National Muni Bond Fund.                     [  ]   [  ]    [  ]

3.  Approval  of  proposed  amendment  to the Fund's
    fundamental investment policies.                      [  ]   [  ]    [  ]

4.  Approval of a Class A distribution plan.              [  ]   [  ]    [  ]

5.  Approval  of  the  proposed   amendment  to  the
    Advisory Contract regarding Fund expenses.            [  ]   [  ]    [  ]


______________________________   ______________________________   ______________
          Signature                 Signature (Joint Owners)           Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001


     PROXY SERVICES
     P.O. BOX 9156
     FARMINGDALE, NY 11735


                            SECURITY TAX-EXEMPT FUND
                         Special Meeting of Shareholders
                                 April 24, 1998

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and Donald L. Hardesty, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of Security Tax-Exempt Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on April 24, 1998, at the Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of Directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.



     NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

     PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SECURITY TAX-EXEMPT FUND


For address  changes and/or  comments,  please check      [ ]
this box and write them on the back where indicated.

Vote On Proposals
                                                          FOR  AGAINST  ABSTAIN

1.  Approval of the  Sub-Advisory  Contract  between
    SMC and Salomon Brothers Asset Management Inc.        [  ]   [  ]    [  ]

2.  Approval  of the  amendment  to the  Articles of
    Incorporation  to  change  the  Fund's  name  to
    Security National Muni Bond Fund.                     [  ]   [  ]    [  ]

3.  Approval  of  proposed  amendment  to the Fund's
    fundamental investment policies.                      [  ]   [  ]    [  ]


______________________________   ______________________________   ______________
          Signature                 Signature (Joint Owners)           Date

--------------------------------------------------------------------------------